                                                                   Exhibit 10.76

                                                                   Perry A. Sook
                                                                   President/CEO

TO: Timothy C. Busch

FR: Perry A. Sook

RE: Addendum to Your Employment Agreement

DA: 5/12/03

This memorandum will serve as an addendum to your employment agreement with Nexstar Broadcasting dated September 11, 2000 and amended August 14, 2002.

Title and Duties: Your title will be Senior Vice President and Eastern Regional Manager. Duties will include operational responsibility for WBRE, WYOU, WROC, WJET, WFXP, WTWO, WBAK, WCIA, WCFN, WMBD, WYZZ and WDHN, and other stations and duties that may be assigned by the CEO or COO from time to time.

Tern: The term of your employment agreement is hereby extended to June 30, 2008.

Compensation: Effective July 1, 2003 you will be compensated under the following salary and bonus compensation schedule.

                                       Annual Salary        Target Bonus
July 1, 2003 through June 30, 2004      $250,000            $100,000 (for 2003)
July 1, 2004 through June 30, 2005      $260,000            $105,000 (for 2004)
July 1, 2005 through June 30, 2006      $270,000            $110,000 (for 2005)
July 1, 2006 through June 30, 2007      $280,000            $115,000 (for 2006)
July 1, 2007 and thereafter             $290,000            $120,000 (for 2007
                                                                and thereafter)


Equity Compensation: You will receive a grant of an additional 20,000 options at the IPO price. These options will vest ratably over the term of the employment agreement and are in addition to the shares you own and options previously granted.

Other: All other terms and conditions of your employment with Nexstar will continue to be governed by your employment agreement and the Nexstar Employee Handbook.

Please indicate your agreement with and acceptance of the terms and conditions of this addendum by signing below.

Sincerely,                                    Accepted and Agreed,

/s/ Perry A. Sook                             /s/ Timothy C. Busch
Perry A. Sook                                 Timothy C. Busch
President/CEO
                                              Date: 5/13/03.


                        Nexstar Broadcasting Group, Inc.
            909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039,
                        (972) 373-8800 fax (972) 373-8888